UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Supplement to Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Security National Financial Corporation
5300 South 360 West, Suite 250
Salt Lake City, Utah 84123
www.securitynational.com

_________________________________________

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ADJOURNED MEETING OF THE
2013 ANNUAL MEETING OF STOCKHOLDERS

The following information supplements and amends the proxy statement (the “Proxy Statement”) of Security National Financial Corporation (“Security National” or the “Company”) furnished to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for the Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting was held on July 12, 2013, at which time Proposals One, Two, Four and Five in the Proxy Statement were approved, and then the meeting was adjourned until August 23, 2013, to consider Proposal Three relating to the approval of the 2013 Stock Option Plan (the “2013 Plan”).

The Adjourned Meeting to consider the adoption of the 2013 Plan, including the reservation of shares to be available for issuance under the plan, is scheduled to be held on August 23, 2013, at 10:00 a.m., Mountain Daylight Time, at the Company’s corporate offices located at 5300 South 360 West, Suite 250, Salt Lake City, Utah.  This supplement to the Proxy Statement (this “Supplement”) is furnished in connection with the solicitation of proxies by the Board for use at the Adjourned Meeting.  This Supplement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 18, 2013.  Capitalized terms used in this Supplement and not otherwise defined have the meaning given to such terms in the Proxy Statement.

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record at the close of business on May 24, 2013 are entitled to receive notice of and to vote at the Adjourned Meeting.

SUPPLEMENTAL DISCLOSURE CONCERNING PROPOSAL THREE

Introduction

On June 20, 2013, the Board approved a resolution that the Company would hold its Annual Meeting on July 12, 2013, as previously scheduled, and at such meeting the stockholders would be asked to consider Proposals One, Two, Four and Five that are included in the Company’s Proxy Statement, as filed with the SEC on June 5, 2013.  However, the Company would then adjourn the Annual Meeting with respect to Proposal Three.  Proposal Three relates to the approval of the adoption of the 2013 Plan.  Included in the 2013 Plan is the reservation of 450,000 shares of Class A common stock to be made available for issuance thereunder, of which up to 1,500,000 shares of Class C common stock may be issued in place of up to 150,000 shares of Class A common stock.

The Board also approved a resolution on June 20, 2013 to provide the stockholders with a Supplement to the Proxy Statement in connection with voting on Proposal Three at the Adjourned Meeting.  The date for the Adjourned Meeting, which was announced at the Annual Meeting, is August 23, 2013.  Also on June 20, 2013, the Company filed a Form 8-K with the SEC disclosing the action taken by the Board to postpone consideration of Proposal 3 in the Proxy Statement concerning the 2013 Plan until a later date at the Adjourned Meeting.

The Company held the Annual Meeting on July 12, 2013, as previously scheduled.  Proposals One, Two, Four and Five in the Proxy Statement were presented for stockholder consideration at the Annual Meeting.  The stockholders approved each of these proposals.  Following the consideration and approval of each of these four proposals, the stockholders approved a motion to adjourn the Annual Meeting until August 23, 2013, at which time the stockholders would consider Proposal Three relating to the approval of the 2013 Plan, including the reservation of shares for issuance thereunder.  On July 16, 2013, the Company filed a Form 8-K with the SEC disclosing the voting results on the proposals the stockholders considered at the Annual Meeting.

The Adjourned Meeting is to be held on August 23, 2013 at 10:00 a.m., Mountain Daylight Time, at the Company’s corporate offices located at 5300 South 360 West, Suite 250, Salt Lake City, Utah.  The Adjourned Meeting will allow stockholders time to consider the disclosures in the Supplement regarding Proposal Three.  At the Adjourned Meeting, only Proposal Three will be presented for stockholder consideration.

Proposal 3

Approval of the 2013 Stock Option Plan

The Board is asking you to adopt and approve the 2013 Plan at the Adjourned Meeting,  including the number of shares reserved for issuance under the Plan.  On May 14, 2013, the Board adopted the 2013 Plan.  The 2013 Plan provides for the reservation of 450,000 shares of Class A Common Stock, of which up to 1,500,000 shares of Class C common stock may be issued in place of up to 150,000 shares of Class A common stock.  Subject to stockholder approval of the 2013 Plan, the 450,000 shares of Class A common stock to be reserved for issuance under the plan represent approximately 4.1% of the total outstanding shares of Class A common stock as of June 30, 2013.

On June 30, 2013, there were 11,018,021 shares of Class A common stock and 12,669,983 shares of Class C common stock issued and outstanding .  Thus, if the stockholders approve the 2013 Plan, including the reservation of the shares for issuance thereunder, the holders of Class A common stock could realize up to a 3.9% dilution with respect to their shares.  Assuming all the Class C common stockholders, whose shares may be converted to Class A common shares at a conversion rate of ten-for-one, convert their Class C common shares to Class A common shares, the Class A and Class C common stockholders could realize up to a 3.5% dilution with respect to their shares on a fully converted basis.

The stockholders are being asked to approve the adoption of the 2013 Plan and the reservation of shares for issuance under the plan at the Adjourned Meeting.  The affirmative vote of the holders of a majority of the outstanding shares of Class A and Class C common stock entitled to vote at the Adjourned Meeting will be required to approve the adoption of the 2013 Plan.

The Board believes that adopting the 2013 Plan is in the best interests of the stockholders.  The Board has unanimously approved the proposed 2013 Plan and recommends that the Company’s stockholders adopt and approve the proposed 2013 Plan at the Adjourned Meeting to provide the Company with the continued ability to grant a variety of equity awards to help attract, motivate and retain officers, directors and employees of the Company and its subsidiaries. The 2013 Plan replaces the Company’s 2003 Stock Option Plan (the “2003 Plan”), which expired on May 9, 2013.  If the stockholders approve the 2013 Plan at the Adjourned Meeting, the plan will be effective as of the date of the Adjourned Meeting.

The purpose of the 2013 Plan is to promote the success and enhance the value of the Company by aligning the financial interests of officers, employees and members of the Board with those of stockholders and by providing these individuals with an incentive to work to enhance stockholder value.  The 2013 Plan also provides an incentive for officers, directors and employees to create stockholder value over the long term since the full value of the compensation package cannot be realized unless an appreciation in the price of the Company’s Class A common stock occurs over a number of years.  The 2013 Plan is also intended to provide the Company with flexibility in creating ways to attract, motivate, and retain the services of its officers, directors and employees.

As explained in greater detail in the Compensation Discussion and Analysis section of the Proxy Statement, which was previously mailed to the stockholders on or about June 7, 2013, the Company grants its officers and employees equity participation in the Company.  The 2013 Plan provides officers and employees with opportunities to purchase stock in the Company pursuant to incentive stock options, and officers, directors, employees and consultants of the Company with opportunities to purchase stock in the Company pursuant to non-qualified options, stock awards, and direct purchases of stock in the Company.  Neither the Board nor the Compensation Committee has retained any consultant to provide any analysis or opinion in connection with the 2013 Plan.

In order to continue to make grants in accordance with the compensation philosophy adopted by the Board and the Compensation Committee, the Board has approved and is requesting the stockholders to approve the 2013 Plan. The Board believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company’s growth strategy.

The Board’s rationale for reserving 450,000 Class A common shares for issuance under the 2013 Plan, of which up to 1,500,000 shares of Class C common stock may be issued in place of up to 150,000 shares of Class A common stock, is that this number of shares is similar to the number of shares the Board initially reserved for the Company’s 2003 Plan for purposes of motivating the Company’s officers, directors and employees to accomplish the Company’s goals while balancing the dilutive effect of such additional shares to the stockholders. In the 2003 Plan the Board initially reserved for issuance under the plan 500,000 shares of Class A common stock and 1,000,000 shares of Class C common stock.

 It may be desirable, however, within the next several years for the Board to propose amendments to the 2013 Plan to authorize additional Class A and Class C common shares to be made available for issuance under the plan.  Such amendments would be subject to stockholder approval at an annual or special meeting of the stockholders. The 2003 Plan, for instance, was amended on July 13, 2007; July 10, 2009; July 9, 2010; July 10, 2011 and July 6, 2012 to authorize additional shares of Class A and Class C common stock to be made available for issuance under the plan.

The Board believes that while the Company’s officers and employees are compensated in a variety of ways, including salary, health insurance, 401(k) and cafeteria plans, granting stock options represent an important form of compensation in furtherance of the objective of increasing the price of the Company’s Class A common stock and thus enhancing stockholder value.

As of June 30, 2013, the Company had a total of 29,214 shares available for grant under equity incentive plans, consisting of no shares available for grant under the 2003 Plan, which expired on May 9, 2013; and 29,214 shares available for grant under the Company’s 2006 Director Stock Option Plan (the “2006 Director Plan”).

Assuming stockholder approval of the 2013 Plan, and based on the equity awards outstanding under the 2013 Plan, the Company would have a total of 479,219 shares available for grant under all plans, consisting of an aggregate total of (x) no shares available for grant under the 2003 Plan, (y) 29,214 shares available for grant under the 2006 Director Plan, and (z) 450,000 Class A Common shares available for grant under the 2013 Plan, of which up to 1,500,000 shares of Class C common stock may be issued in place of up to 150,000 shares of Class A common stock.  The number of shares available for grant under the 2006 Director Plan and the 2013 Plan may increase in connection with the cancellation or forfeiture of awards outstanding under such plans, but such increase would not have a dilutive effect on the stockholders’ common shares.

Outstanding Stock Options and Equity Overhang

The following tables provide information about the Company’s  outstanding stock options as of June 30, 2013.  Approximately 99.8% of outstanding stock options were exercisable on that date and approximatley .2% of exercisable options had exercise prices above the closing price on that date.  On June 30, 2013, the closing price of the Company’s Class A common stock on the Nasdaq National Market was $5.92 per share.

	Aggregate Options Outstanding(1) (2)			Aggregate Options Exercisable (1)(2)
Range of Exercise Prices	Number Outstanding as of June 30, 2013 (in thousands)	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable as of June 30, 2013 (in thousands)	Weighted Average Exercise Price
Under $1.50 $1.51 - $2.00 $2.01 - $2.50 $2.51 - $3.00 $3.01 and above	395,250 407,909 119,974 50,413 166,978 1,140,524	5.43 3.14 1.72 6.60 1.94 3.59	$ 1.32 1.68 2.35 2.89 3.15 $ 1.88	395,250 407,909 119,974 50,413 164,353 1,137,899	$ 1.32 1.68 2.35 2.89 3.15 $ 1.88
________________

(1) Adjusted for annual 5% stock dividends.
(2) Assumes all shares of Class C common stock are converted into shares of Class A common stock at a conversion rate of ten-to-one.

As of June 30, 2013, the sum of (i) the total number of stock options and other equity awards granted and outstanding plus (ii) the shares available for grant under all active equity plans (but not giving effect to the 2013 Plan), as a percentage of the Company’s outstanding shares of Class A common stock  (also referred to as the Company’s “equity overhang”), was equal to 10.6%.

Three-Year Burn Rate

The Board reviews the Company’s equity programs annually in its effort to balance the Board’s goal of including the use of equity in its compensation programs to attract, motivate and retain officers and employees, and the stockholders’ interest in limiting dilution due to the equity plans.  The following table provides information on the Company’s annual share usage.
2010	2011	2012	3-Year Average

Stock options granted (1)
Restricted stock awarded or purchased
Total number of shares cancelled
Weighted average of Class A common shares outstanding
Net Burn Rate (2)
Equity awards made to Named Executive Officers (as a percentage of equity awards granted under the 2003 Plan)
394,571 - - 9,688,067 4% 62%	414,288 - 19,135 10,001,909 4% 58%	382,463 - 105,766 10,678,294 3% 62%	397,107 - 41,634 10,122,757 4% 61%

________________

         (1) Adjusted for annual 5% stock dividends.
         (2) Burn rate is equal to the stock options and other equity awards granted plus restricted stock awards and purchases, minus the number of shares cancelled, divided by weighted average of Class A common shares outstanding.

2003 Plan Equity Awards

Equity awards under the 2013 Plan are subject to the discretion of the Board and the Compensation Committee. There are no projections under consideration by the Board or the Compensation Committee for future equity awards under the 2013 Plan.  Therefore, it is not possible to determine the awards that will be made in the future to participants in the 2013 Plan.  As of May 9, 2013, when the 2003 Plan expired, the Company had made the following equity grants consisting of stock options during the ten year term of the 2003 Plan, from May 9, 2003 to May 9, 2013:
Number of Equity Awards Granted Under 2003 Plan (1)

George R. Quist
Scott M. Quist
Stephen M. Sill
J. Lynn Beckstead
Jeffrey R. Stephens
All executive officers as a group
All non-employee directors as a group
All non-executive officer employees as a group
849,835 779,201 71,260 173,460 22,893 1,896,649 - 902,350
___________________

(1)  Adjusted for annual 5% stock dividends

Dilutive Impact of Amendments to 2013 Plan

Neither the Board nor the Compensation Committee have any future plans under consideration to amend the 2013 Plan to authorize additional shares of Class A or Class C common stock to be made available for issuance under the plan.  In addition, there are not any projections under consideration for future stock options or other equity awards to be made available under the 2013 Plan.  There can be no assurance, however, that there will be no amendments proposed to the 2013 Plan in the future to make additional common shares available for issuance under the plan.

Any future amendment, if any, to the 2013 Plan to reserve additional shares for issuance thereunder would require stockholder approval at an annual or special meeting of the stockholders.  Stockholders would be furnished with a proxy statement in connection with any such amendment, explaining the reasons for the amendment and the dilutive impact of the amendment on the stockholders’ common shares.

Vote Required

The Board is requesting stockholders of record at the close of business on May 24, 2013 to approve the 2013 Plan, including the reservation of 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 1,500,000 shares of Class C common stock could be issued in place of up to 150,000 shares of Class A common stock.  The affirmative vote of a majority of the Class A and Class C shares of common stock presented in person or represented by proxy, and entitled to vote on the proposal at the Adjourned Meeting, is required for approval of the 2013 Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR  APPROVAL OF PROPOSAL 3

Voting Information

At the Annual Meeting, the Company held a vote on all matters in the Proxy Statement other than Proposal Three. The stockholders approved each of the proposals voted upon.   No vote was taken with respect to Proposal Three at the Annual Meeting.  Once the vote on Proposals One, Two, Four and Five was taken, the Company  adjourned the Annual Meeting until August 23, 2013.  The Board did not consider any other business at the Annual Meeting.

At the Adjourned Meeting, the Company intends to hold the vote only on Proposal Three.  No vote will be taken  at the Adjourned Meeting on any matters in the Proxy Statement other than Proposal Three.

IF YOU HAVE ALREADY VOTED ON PROPOSAL THREE AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING.  YOUR VOTE WILL BE TABULATED AT THE ADJOURNED MEETING WITH RESPECT TO PROPOSAL THREE AS YOU PREVIOUSLY INSTRUCTED.

Registered stockholders may vote in person by ballot at the Adjourned Meeting or by mail by completing, dating and signing the enclosed Proxy Card and then mailing the Proxy Card in the enclosed return envelope as soon as possible so that your shares of Class A and Class C common stock can be voted at the Adjourned Meeting even if you plan to attend the Adjourned Meeting in person.

If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee.  Please follow their instructions carefully.  Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Adjourned Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Adjourned Meeting to vote your shares.

PLEASE NOTE THAT THE ONLY VOTES THAT WILL BE TABULATED AT THE ADJOURNED MEETING WILL BE ON PROPOSAL THREE.

Changing a Vote

You may change your vote on Proposal Three in the Proxy Statement at any time prior to the vote being taken on such matter at the Adjourned Meeting.  This means that you may change your vote on Proposal Three at any time prior to the Adjourned Meeting.

To revoke your proxy instructions and change your vote if you are a stockholder of record, you must (i) attend the  Adjourned  Meeting, and vote your shares in person; or (ii) deliver later dated and signed proxy instructions (which must be received prior to the Adjourned Meeting).

If your shares are held by a broker, bank or other nominee please contact your broker, bank or other nominee for instructions on changing your vote.

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS A COMMON STOCK

The undersigned Class A common stockholder of Security National Financial Corporation (the “Company”) acknowledges receipt of the Notice of Adjourned Meeting of the Stockholders to be held on Friday, August 23, 2013, at the Company’s corporate offices located at 5300 South 360 West, Suite 250, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs Scott M. Quist and Jeffrey R. Stephens, or either of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Adjourned Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.	To approve the adoption of the Company's 2013 Stock Option Plan and reserve 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock

[  ]  FOR                                           [  ]  AGAINST                                                   [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Dated                                                                                      , 2013

_________________________________________
Signature of Stockholder

_________________________________________
Signature of Stockholder

         Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS C COMMON STOCK

The undersigned Class C common stockholder of Security National Financial Corporation (the “Company”) acknowledges receipt of the Notice of Adjourned Meeting of the Stockholders to be held on Friday, August 23, 2013, at the Company’s corporate offices located at 5300 South 360 West, Suite 250, Salt Lake City, Utah, beginning at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs. Scott M. Quist and Jeffrey R. Stephens, or either of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Adjourned Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.	To approve the adoption of the Company's 2013 Stock Option Plan and reserve 450,000 shares of Class A common stock to be made available for issuance under the plan, of which up to 150,000 Class A common shares could be issued as up to 1,500,000 shares of Class C common stock

[  ]  FOR                                [  ]  AGAINST                           [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR  THE PROPOSAL.

Dated                                                                                      , 2013

_________________________________________
Signature of Stockholder

__________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.